Exhibit 99.1
RECAST UNAUDITED BUSINESS SEGMENTS
On February 29, 2020 (Distribution date), Trane Technologies plc (the Company) completed its Reverse Morris Trust transaction (the Transaction) with Gardner Denver Holdings, Inc. (Gardner Denver) whereby the Company separated its former Industrial segment (Ingersoll Rand Industrial) through a pro rata distribution to shareholders of record as of February 24, 2020. The Company now operates as a global climate innovator that brings efficient and sustainable climate solutions to buildings, homes and transportation driven by strategic brands and an environmentally responsible portfolio of products and services.
Prior to the Transaction, the Company announced a new organizational model and business segment structure designed to enhance its regional go-to-market capabilities, aligning the structure with the Company's strategy and increased focus on climate innovation. Under the revised structure, the Company created three new regional operating segments from the former climate segment, which also serve as the Company's reportable segments. This model is designed to create deep customer focus and relevance in markets around the world. The three new regional operating segments are the Americas segment, the Europe, Middle East and Africa (EMEA) segment and the Asia Pacific segment.
Management measures operating performance based on net earnings before interest expense, income taxes, depreciation and amortization, restructuring and discontinued operations (adjusted EBITDA). Adjusted EBITDA is not defined under generally accepted accounting principles in the United States (GAAP) and is not a measure of operating income, operating performance or liquidity presented in accordance with GAAP and is subject to important limitations. The Company believes adjusted EBITDA provides the most relevant measure of profitability as well as earnings power and the ability to generate cash. This measure is a useful financial metric to assess the Company's operating performance from period to period by excluding certain items that it believes are not representative of its core business and the Company uses this measure for business planning purposes. Adjusted EBITDA also provides a useful tool for assessing the comparability between periods and its ability to generate cash from operations sufficient to pay taxes, to service debt and to undertake capital expenditures because it eliminates depreciation and amortization expense.

The following tables provide certain recast segment information for the quarters ended March 31, 2019, June 30, 2019, September 30, 2019, and December 31, 2019 (Table 1) and for the quarters ended March 31, 2018, June 30, 2018, September 30, 2018, and December 31, 2018 (Table 2). The Company's presentation of segment operating income, adjusted operating income, segment adjusted EBITDA and adjusted EBITDA may not be comparable to similarly-titled measures used by other companies and should not be considered a substitute for net earnings or other results reported in accordance with GAAP. The following quarterly results exclude Ingersoll Rand Industrial’s financial results and separation-related costs, as it is presented as a discontinued operation for periods prior to the Distribution date. The recast of previously issued financial information does not represent a restatement of previously issued financial statements and does not affect our reported net earnings, earnings per share, total assets, or stockholders’ equity for any of the previously reported periods.

TABLE 1	Three months ended
Dollar amounts in millions	Q1 2019	Q2 2019	Q3 2019	Q4 2019

Americas
Net revenues	$2,144.3	$2,833.7	$2,707.5	$2,374.0
Segment operating income*	250.3	503.8	467.9	293.7
Segment operating income as a percentage of net revenues*	11.7%	17.8%	17.3%	12.4%
Restructuring costs	3.4	9.5	15.4	10.7
Adjusted operating income*	253.7	513.3	483.3	304.4
Adjusted operating income as a percentage of revenues*	11.8%	18.1%	17.9%	12.8%
Depreciation and amortization	52.1	53.1	53.9	54.5
Other income/(expense), net	(8.0)	(5.8)	(7.3)	(5.1)
Segment adjusted EBITDA	$297.8	$560.6	$529.9	$353.8
Segment adjusted EBITDA as a percentage of net revenues	13.9%	19.8%	19.6%	14.9%

Europe, Middle East and Africa
Net revenues	$383.8	$449.3	$456.3	$473.2
Segment operating income*	39.2	62.3	73.6	57.9
Segment operating income as a percentage of net revenues*	10.2%	13.9%	16.1%	12.2%
Restructuring costs	0.5	2.3	0.8	1.5
Adjusted operating income*	39.7	64.6	74.4	59.4
Adjusted operating income as a percentage of revenues*	10.3%	14.4%	16.3%	12.6%
Depreciation and amortization	7.7	7.6	7.7	8.0
Other income/(expense), net	(2.7)	(2.8)	(0.1)	4.2
Segment adjusted EBITDA	$44.7	$69.4	$82.0	$71.6
Segment adjusted EBITDA as a percentage of net revenues	11.6%	15.4%	18.0%	15.1%

Asia Pacific
Net revenues	$275.6	$334.6	$307.1	$336.5
Segment operating income*	23.6	47.4	42.0	46.8
Segment operating income as a percentage of net revenues*	8.6%	14.2%	13.7%	13.9%
Restructuring costs	1.3	1.6	0.4	3.4
Adjusted operating income*	24.9	49.0	42.4	50.2
Adjusted operating income as a percentage of revenues*	9.0%	14.6%	13.8%	14.9%
Depreciation and amortization	3.3	3.4	3.4	3.3
Other income/(expense), net	(0.7)	1.6	1.0	1.0
Segment adjusted EBITDA	$27.5	$54.0	$46.8	$54.5
Segment adjusted EBITDA as a percentage of net revenues	10.0%	16.1%	15.2%	16.2%

TABLE 1 (continued)	Three months ended
Dollar amounts in millions	Q1 2019	Q2 2019	Q3 2019	Q4 2019

Total net revenues	$2,803.7	$3,617.6	$3,470.9	$3,183.7

Reconciliation to adjusted operating income*
Segment operating income* from reportable segments	$313.1	$613.5	$583.5	$398.4
Restructuring costs from reportable segments	5.2	13.4	16.6	15.6
Adjusted operating income from reportable segments*	318.3	626.9	600.1	414.0
Adjusted operating income from reportable segments as a percentage of net revenues*	11.4%	17.3%	17.3%	13.0%
Unallocated corporate expense	(76.6)	(46.6)	(47.0)	(68.2)
Corporate and other restructuring costs	0.9	(0.1)	—	1.0
Total adjusted unallocated corporate expense	(75.7)	(46.7)	(47.0)	(67.2)
Total adjusted operating income*	242.6	580.2	553.1	346.8
Adjusted operating income as a percentage of net revenues*	8.7%	16.0%	15.9%	10.9%

Reconciliation to adjusted EBITDA*
Adjusted operating income from reportable segments*	318.3	626.9	600.1	414.0
Depreciation and amortization from reportable segments	63.1	64.1	65.0	65.8
Other income/(expense), net from reportable segments	(11.4)	(7.0)	(6.4)	0.1
Total segment adjusted EBITDA	370.0	684.0	658.7	479.9
Total segment adjusted EBITDA as a percentage of net revenues	13.2%	18.9%	19.0%	15.1%
Total adjusted unallocated corporate expense	(75.7)	(46.7)	(47.0)	(67.2)
Unallocated depreciation and amortization	7.8	8.1	7.7	7.2
Unallocated other income/(expense), net	(6.6)	9.1	0.6	(6.8)
Total adjusted EBITDA*	$295.5	$654.5	$620.0	$413.1
Total adjusted EBITDA as a percentage of net revenues*	10.5%	18.1%	17.9%	13.0%

Reconciliation of adjusted EBITDA* to net earnings
Total adjusted EBITDA*	$295.5	$654.5	$620.0	$413.1
Interest expense	(51.0)	(64.5)	(63.9)	(63.4)
Provision for income taxes	(20.2)	(91.9)	(80.5)	(46.0)
Depreciation and amortization	(70.9)	(72.2)	(72.7)	(73.0)
Restructuring costs	(6.1)	(13.3)	(16.6)	(16.6)
Net earnings from continuing operations	147.3	412.6	386.3	214.1
Discontinued operations	56.4	47.7	77.1	87.0
Net earnings	$203.7	$460.3	$463.4	$301.1
*Represents a non-GAAP measure, refer to page 6 for definitions.

TABLE 2	Three months ended
Dollar amounts in millions	Q1 2018	Q2 2018	Q3 2018	Q4 2018

Americas
Net revenues	$1,918.3	$2,657.8	$2,456.4	$2,186.9
Segment operating income*	191.0	459.9	419.6	269.0
Segment operating income as a percentage of net revenues*	10.0%	17.3%	17.1%	12.3%
Restructuring costs	2.3	1.5	13.4	10.3
Adjusted operating income*	193.3	461.4	433.0	279.3
Adjusted operating income as a percentage of revenues*	10.1%	17.4%	17.6%	12.8%
Depreciation and amortization	53.6	52.3	51.2	51.7
Other income/(expense), net	(2.4)	0.7	(4.5)	(4.1)
Segment adjusted EBITDA	$244.5	$514.4	$479.7	$326.9
Segment adjusted EBITDA as a percentage of net revenues	12.7%	19.4%	19.5%	14.9%

Europe, Middle East and Africa
Net revenues	$409.6	$485.3	$459.2	$477.0
Segment operating income*	47.1	76.0	76.1	72.8
Segment operating income as a percentage of net revenues*	11.5%	15.7%	16.6%	15.3%
Restructuring costs	1.6	1.9	0.8	0.3
Adjusted operating income*	48.7	77.9	76.9	73.1
Adjusted operating income as a percentage of revenues*	11.9%	16.1%	16.7%	15.3%
Depreciation and amortization	7.4	7.6	7.7	7.3
Other income/(expense), net	1.2	(3.2)	(1.3)	(0.6)
Segment adjusted EBITDA	$57.3	$82.3	$83.3	$79.8
Segment adjusted EBITDA as a percentage of net revenues	14.0%	17.0%	18.1%	16.7%

Asia Pacific
Net revenues	$281.9	$350.7	$323.1	$337.6
Segment operating income*	22.3	46.8	39.9	45.7
Segment operating income as a percentage of net revenues*	7.9%	13.3%	12.3%	13.5%
Restructuring costs	—	0.8	0.7	0.5
Adjusted operating income*	22.3	47.6	40.6	46.2
Adjusted operating income as a percentage of revenues*	7.9%	13.6%	12.6%	13.7%
Depreciation and amortization	3.3	3.3	3.3	3.3
Other income/(expense), net	0.1	3.2	(0.8)	0.8
Segment adjusted EBITDA	$25.7	$54.1	$43.1	$50.3
Segment adjusted EBITDA as a percentage of net revenues	9.1%	15.4%	13.3%	14.9%

TABLE 2 (continued)	Three months ended
Dollar amounts in millions	Q1 2018	Q2 2018	Q3 2018	Q4 2018

Total net revenues	$2,609.8	$3,493.8	$3,238.7	$3,001.5

Reconciliation to adjusted operating income*
Segment operating income* from reportable segments	$260.4	$582.7	$535.6	$387.5
Restructuring costs from reportable segments	3.9	4.2	14.9	11.1
Adjusted operating income from reportable segments*	264.3	586.9	550.5	398.6
Adjusted operating income from reportable segments as a percentage of net revenues*	10.1%	16.8%	17.0%	13.3%
Unallocated corporate expense	(76.9)	(63.6)	(59.3)	(54.3)
Corporate and other restructuring costs	4.8	1.4	0.4	2.8
Total adjusted unallocated corporate expense	(72.1)	(62.2)	(58.9)	(51.5)
Total adjusted operating income*	192.2	524.7	491.6	347.1
Adjusted operating income as a percentage of net revenues*	7.4%	15.0%	15.2%	11.6%

Reconciliation to adjusted EBITDA*
Adjusted operating income from reportable segments*	264.3	586.9	550.5	398.6
Depreciation and amortization from reportable segments	64.3	63.2	62.2	62.3
Other income/(expense), net from reportable segments	(1.1)	0.7	(6.6)	(3.9)
Total segment adjusted EBITDA	327.5	650.8	606.1	457.0
Total segment adjusted EBITDA as a percentage of net revenues	12.5%	18.6%	18.7%	15.2%
Total adjusted unallocated corporate expense	(72.1)	(62.2)	(58.9)	(51.5)
Unallocated depreciation and amortization	8.1	10.9	3.7	7.6
Unallocated other income/(expense), net	(3.1)	(3.0)	(0.9)	(15.4)
Total adjusted EBITDA*	$260.4	$596.5	$550.0	$397.7
Total adjusted EBITDA as a percentage of net revenues*	10.0%	17.1%	17.0%	13.3%

Reconciliation of adjusted EBITDA* to net earnings
Total adjusted EBITDA*	$260.4	$596.5	$550.0	$397.7
Interest expense	(72.8)	(50.6)	(48.6)	(49.0)
Provision for income taxes	(16.8)	(98.5)	17.6	(137.2)
Depreciation and amortization	(72.4)	(74.1)	(65.9)	(69.9)
Restructuring costs	(8.7)	(5.6)	(15.3)	(13.9)
Net earnings from continuing operations	89.7	367.7	437.8	127.7
Discontinued operations	34.4	84.9	81.6	133.7
Net earnings	$124.1	$452.6	$519.4	$261.4
*Represents a non-GAAP measure, refer to page 6 for definitions.

Non-GAAP measures definitions

Segment operating income is defined as GAAP operating income excluding unallocated corporate expenses.

Segment operating income as a percentage of net revenues is defined as segment operating income divided by net revenues.

Adjusted operating income is defined as GAAP operating income plus restructuring costs.

Adjusted operating income as a percentage of net revenues is defined as adjusted operating income divided by net revenues.

Adjusted EBITDA is defined as GAAP net earnings excluding interest expense, income taxes, depreciation and amortization, restructuring and discontinued operations.

Adjusted EBITDA as a percentage of net revenues is defined as adjusted EBITDA divided by net revenues.